UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 31, 2008
Quiksilver, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14229 (Commission File Number)	33-0199426 (IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA (Address of principal executive offices)	92649 (Zip Code)
Registrant’s telephone number, including area code:
(714) 889-2200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On July 31, 2008, Quiksilver, Inc. (“Quiksilver”) and two of its foreign subsidiaries, Skis Rossignol Finance Luxembourg S.A. (the “Borrower”) and Skis Rossignol S.A. (the “Original Guarantor”), and Societe Generale Bank & Trust (the “Lender”) entered into Supplementary Agreement No. 1 (the “Amendment”) amending the Subscription Agreement (the “Agreement”) dated July 11, 2005 among the Borrower, the Original Guarantor and the Lender. Under the Agreement, the Borrower issued bonds to the Lender in the principal amount of 50,000,000 euros (the “Principal Amount”) at an interest rate of 3.231% per annum, maturing on July 13, 2010. The obligations of the Borrower under the Agreement were guaranteed by the Original Guarantor.
     In connection with Quiksilver’s restructuring of certain of its foreign subsidiaries, the Original Guarantor transferred its ownership in the Borrower to another foreign subsidiary of Quiksilver. Pursuant to the Amendment, Quiksilver became the guarantor of the Borrower’s obligations under the Agreement in replacement of the Original Guarantor, and the financial covenants required of the Original Guarantor under the Agreement were not required of Quiksilver. Since Quiksilver had expected the Original Guarantor to cease to be in compliance with these financial covenants during the next year, it classified the Principal Amount as short-term indebtedness on its consolidated balance sheet included in its Form 10-Q for the quarter ended April 30, 2008. As a result of the elimination of these financial covenants, Quiksilver expects to reclassify the Principal Amount as long-term indebtedness. In addition, as a result of the change in ownership of the Borrower, the Principal Amount, which was classified as “liabilities related to assets held for sale” in Quiksilver’s consolidated balance sheet contained in the April 30, 2008 Form 10-Q, is now expected to be classified as long-term debt, net of current portion.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Exhibit Title or Description
10.1	English translation of Supplementary Agreement No. 1 dated July 31, 2008 among Quiksilver, Inc., Skis Rossignol Finance Luxembourg S.A., Skis Rossignol S.A. and Societe Generale Bank & Trust.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2008	Quiksilver, Inc. (Registrant)
	By:	/s/ Joseph Scirocco
Joseph Scirocco
Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description
10.1	English translation of Supplementary Agreement No. 1 dated July 31, 2008 among Quiksilver, Inc., Skis Rossignol Finance Luxembourg S.A., Skis Rossignol S.A. and Societe Generale Bank & Trust.

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